UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 5, 2026

IGC PHARMA, INC.

(Exact name of registrant as specified in charter)

Maryland	001-32830	20-2760393
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

10224 Falls Road, Potomac, Maryland 20854

(Address of principal executive offices) (Zip Code)

(301) 983-0998

(Registrant’s telephone number, including area code)

(Former Name or Former Address, if Changed since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.0001 par value	IGC	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1934 (§240.12b-2 of this chapter)

Emerging growth company ☐.

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On January 5, 2026, IGC Pharma, Inc. (“IGC” or the “Company”) entered into a Subscription Agreement (the “2025 Subscription Agreement”) with certain investors named therein (collectively, the “Investors”), pursuant to which the Company agreed to issue and sell to the Investors, in a registered direct offering (the “Offering”), an aggregate of 779,997 shares of the Company’s common stock, par value $0.0001 per share (the “Common Stock”), at a purchase price of $0.30 per share, for gross proceeds of approximately $234 thousand, before deducting the Company’s estimated offering expenses.

The Offering is being made pursuant to an effective shelf registration statement on Form S-3 (File No. 333-276330), previously filed with the U.S. Securities and Exchange Commission (the “SEC”) and declared effective by the SEC on January 8, 2024, and a prospectus supplement related to the Offering, dated January 5, 2026, filed with the SEC pursuant to Rule 424(b)(5) under the Securities Act of 1933, as amended.

The closing of the Offering is expected to occur on or about January 5, 2026, subject to satisfaction of customary closing conditions.

The Company intends to use the net proceeds from the Offering for working capital and general corporate purposes, including funding its clinical development programs, research and development activities, and other business initiatives.

Olshan Frome Wolosky LLP, counsel to the Company, has issued a legal opinion relating to the legality of the issuance and the sale of the Common Stock. A copy of such legal opinion, including the consent included therein, is attached as Exhibit 5.1 hereto.

The foregoing description of the 2025 SA does not purport to be complete, and it is qualified in its entirety by reference to the full text of the 2025 Subscription Agreement, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

5.1	Opinion of Olshan Frome Wolosky LLP.

10.1	Subscription Agreement, among the Company and the Investors.

23.1	Consent of Olshan Frome Wolosky LLP (contained in Exhibit 5.1 above).

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IGC PHARMA, INC.

Dated: January 5, 2026	By:	/s/ Claudia Grimaldi
	Name:	Claudia Grimaldi
	Title:	Principal Financial Officer and Vice President

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